UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

____________________________________________________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported): August 15, 2013

P2 SOLAR, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-91190	98-0234680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 204, 13569 – 76 Avenue Surrey, British Columbia, Canada, V3W 2W3
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (604)592-0047

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

P2 Solar, Inc., a Delaware corporation (the “Registrant”) is filing this Amendment No. 1 on Form 8-K/A (this "Amendment") to its Report on Form 8-K, which was filed with the Securities and Exchange Commission on August 19, 2013 (the "Original Filing") to amend the information contained in the Original Filing.   The information contained in this Amendment amends and supplants the information contained in the Original Filing.

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a)(1)

On August 13, 2013, the PCAOB revoked the registration of the Registrant’s principal independent accountant, Lake & Associates, CPA’s LLC, whose address is 1905 Wright Blvd., Schaumburg, IL 60193 (“Lake”), due to Lake’s violations of PCAOB rules and auditing standards in auditing the financial statements and PCAOB rules and quality control standards with respect to four of Lake’s clients; the Registrant was not one of the clients for which Lake was sanctioned.  Following the revocation, on August 15, 2013 the Registrant received confirmation from Lake that it had resigned as the principal independent accountant to audit the Registrant’s financial statements for the fiscal year ending March 31, 2014.

Except as noted in the paragraph immediately below, the reports of Lake for the fiscal years ended March 31, 2012 and March 31, 2013,  did not contain any adverse opinion or disclaimer of opinion and such reports were not qualified or modified as to any uncertainty, audit scope or accounting principle.

The report of Lake on our financial statements for the fiscal year ended March 31, 2013, contained an explanatory paragraph which noted that there was substantial doubt as to our ability to continue as a going concern because of the fact that we had suffered significant operating losses.

During the fiscal years ended March 31, 2012 and 2013, and the subsequent interim period up to and including the date of the resignation of Lake, there have been no disagreements with Lake on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Lake would have caused them to make reference thereto in their report on the financial statements for such periods.  Furthermore, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K during the registrant’s two most recent fiscal years and the subsequent interim period up to and including the date of the resignation of Lake.

On August 27, 2013, the Registrant provided a draft copy of this report on Form 8-K/A to Lake, requesting their comments on the information contained therein.   The responsive letter from Lake is filed as an exhibit to this current report on Form 8-K.

(a)(2)

On August 19, 2013, the Registrant engaged the firm of Davidson & Co, LLP Chartered Accountants whose address is 1200 - 609 Granville Street, P.O. Box 10372, Pacific Centre, Vancouver, BC, Canada V7Y 1G6, (“Davidson”) as the principal accountant to audit the Registrant’s financial statements for the fiscal year ending March 31, 2014.

During the fiscal years ended March 31, 2012 and  2013,  and the subsequent interim period prior to the engagement of Davidson, neither the Registrant nor anyone on its behalf consulted with Davidson regarding the application of accounting principles to a specified transaction whether completed or uncompleted, the type of audit opinion that might be rendered on the Registrant’s financial statements or as to any matter that was either the subject of a disagreement with the previous independent auditor or was a reportable event.  The decision to engage Davidson was recommended and approved by the Registrant’s Board of Directors.

The Registrant provided a draft copy of this report on Form 8-K/A to Davidson prior to its filing, in order to provide Davidson with the opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Registrant’s expression of its views, or the respects in which Davidson does not agree with the statements made by the Registrant.   The Registrant did not receive a responsive letter from Davidson.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)

Exhibit 16.1 - Responsive Letter from Lake & Associates, CPA’s LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P2 SOLAR, INC.

Date: August 27, 2013

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By:  /s/ Raj-Mohinder S. Gurm
Its:   Chief Executive Officer

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